WisdomTree Emerging Markets Quality Dividend Growth Fund – DGRE (Nasdaq)

Summary Prospectus – August 1, 2026, as supplemented September 30, 2026

Before you invest in the Fund, as defined below, you may want to review the Fund’s prospectus and statement of additional information (“SAI”), which contain more information about the Fund and the risks of investing in the Fund. The Fund’s current prospectus and SAI, each as supplemented to date, are incorporated by reference into this summary prospectus. You can find the Fund’s prospectus and SAI, each as supplemented to date, reports to shareholders, as well as other information about the Fund, online at www.wisdomtree.com/investments/resource-library/prospectus-regulatory-reports. You may also obtain this information at no charge by calling 1-866-909-9473 or by sending an e-mail request to getinfo@wisdomtree.com.

Investment Objective

The WisdomTree Emerging Markets Quality Dividend Growth Fund (the “Fund”) seeks income and capital appreciation.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. The fees are expressed as a percentage of the Fund’s average net assets.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.32%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.32%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 33	$ 103	$ 180	$ 406

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Fund’s Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 22% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

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Principal Investment Strategies of the Fund

The Fund is actively managed using a model-based approach and seeks to achieve its investment objective by investing primarily in emerging market dividend-paying common stocks with growth characteristics. The Fund invests, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in securities of dividend-paying emerging market issuers that exhibit growth characteristics and/or investments that have economic characteristics that are substantially similar to the economic characteristics of such securities. For purposes of this policy, securities of dividend-paying issuers that exhibit growth characteristics are considered to be equity securities that pay increasing dividend payments over the trailing 1-, 3-, or 5-year periods and exhibit other attractive growth metrics such as (i) earnings or sales growth over trailing 1-, 3-, or 5-year periods or (ii) inclusion in a third-party growth index. For purposes of this policy, emerging market issuers are those that conduct their primary business activities (“Primary Business Activities”) and list their shares on a securities exchange operating in an emerging market country. An emerging market country includes any country that is: (i) generally recognized as an emerging market country by the international financial community; (ii) classified by the United Nations as a developing country; or (iii) included in the MSCI Emerging Markets Index. The country in which a company conducts its Primary Business Activities is determined based on one or more of the following factors: country of organization or incorporation, country in which a company’s headquarters is located, the country to which a company has the greatest risk exposure, and the country from which a company generates the most significant portion of its revenue or to which it allocates the greatest resources.

The Fund’s investment adviser, WisdomTree Asset Management, Inc. (“WisdomTree Asset Management” or the “Adviser”) using a disciplined model-based process focused on a long-term approach to investing, seeks to identify dividend-paying companies with strong corporate profitability and sustainable growth characteristics. WisdomTree Asset Management believes screening equity securities by measures of corporate profitability, dividend sustainability, and long-term growth potential can improve the returns to traditional investment strategies focused on emerging market securities, while also continuing to provide a source for potential income. At a minimum, the Fund’s portfolio will be reconstituted and rebalanced annually, although a more active approach may be taken depending on such factors as market conditions and investment opportunities, and the number of holdings in the Fund may vary. The Fund’s portfolio may be actively traded in an attempt to achieve its investment objective, which may include frequent trading and may cause the Fund to have an increased portfolio turnover rate. Between rebalances, the Fund’s portfolio may temporarily include securities of companies that no longer meet the model’s investment criteria.

The Fund may invest in large-, mid-, and small-capitalization companies in any sector. As of June 30, 2026, companies in the Information Technology and Financials Sectors comprised a significant portion (e.g., approximately 15% or more) of the Fund’s assets; however, the Fund’s sector exposure may change from time to time.

Currently, the Fund invests to a significant extent (e.g., approximately 15% or more) in the equity securities of companies domiciled in or otherwise tied to, and thus, has significant investment exposure to, India, South Korea, and Taiwan, although the Fund’s geographic exposure may change from time to time.

Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. While certain of the risks are prioritized in terms of their relevance to the Fund’s investment strategies, most risks are presented in alphabetical order. This ordering approach is designed to both facilitate an investor’s understanding of the Fund’s risks and enable an investor to easily locate and compare risks among funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objective. For more information about the risks of investing in the Fund, see the sections in the Fund’s Prospectus titled “Additional Principal Risk Information About the Funds” and “Additional Non-Principal Risk Information.”

■	Emerging Markets Risk. Investments in securities and instruments traded in developing or emerging markets, or that provide exposure to such securities or markets, can involve additional risks relating to political, economic, or regulatory conditions not associated with investments in U.S. securities and instruments or investments in more developed international markets. Such conditions may impact the ability of the Fund to buy, sell or otherwise transfer securities, adversely affect the trading market and price for Fund shares and cause the Fund to decline in value.

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■	Growth Investing Risk. Growth stocks, as a group, may be out of favor with the market and underperform value stocks or the overall equity market. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their prices are based heavily on the future expectations of the economy and the stock’s issuing company.

■	Dividend Paying Securities Risk. Securities that pay dividends, as a group, may be out of favor with the market and underperform the overall equity market or stocks of companies that do not pay dividends. In addition, changes in the dividend policies of the companies held by the Fund or the capital resources available for such companies’ dividend payments may adversely affect the Fund.

■	Investment Risk. As with all investments, an investment in the Fund is subject to loss, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

■	Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors, such as economic, financial or political events that impact the entire market, market segments, or specific issuers. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

■	Shares of the Fund May Trade at Prices Other Than NAV. As with all exchange-traded funds (“ETFs”), Fund shares may be bought and sold in the secondary market at market prices. The market prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV, and there may be times when the market price of the shares is more than the NAV (premium) or less than the NAV (discount). This risk is heightened in times of market volatility or periods of steep market declines. Because certain of the investments held by the Fund trade on, or have exposure to, foreign exchanges that are closed when the Fund's primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of domestic ETFs. Additionally, in stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

■	Active Management Risk. The Fund is actively managed using proprietary investment strategies and processes. There can be no guarantee that these strategies and processes will be successful or that the Fund will achieve its investment objective.

■	Capital Controls and Sanctions Risk. Economic conditions, such as volatile currency exchange rates and interest rates, political events, military action and other conditions may, without prior warning, lead to foreign government intervention (including intervention by the U.S. government with respect to foreign governments, economic sectors, foreign companies and related securities and interests) and the imposition of capital controls and/or sanctions, which may also include retaliatory actions of one government against another government, such as seizure of assets. Capital controls and/or sanctions include the prohibition of, or restrictions on, the ability to own or transfer currency, securities or other assets, which may potentially include derivative instruments related thereto. Capital controls and/or sanctions may also impact the ability of the Fund to buy, sell, transfer, receive, deliver or otherwise obtain exposure to, foreign securities or currency, negatively impact the value and/or liquidity of such instruments, adversely affect the trading market and price for shares of the Fund, and cause the Fund to decline in value.

■	Cash Redemption Risk. The Fund generally redeems shares for cash or otherwise includes cash as part of its redemption proceeds. The Fund may be required to sell or unwind its portfolio investments to obtain the cash needed to pay out redemption proceeds. This may cause the Fund to recognize capital gains that it might not have recognized if it had satisfied such redemption requests with securities held by the Fund (i.e., redeemed its shares in kind). As a result, the Fund may pay out higher annual capital gains distributions than a fund that redeems its shares in kind.

■	Currency Exchange Rate Risk. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of your Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may also change quickly, unpredictably, and without warning, and you may lose money.

■	Cybersecurity Risk. The Fund and its service providers may be susceptible to operational and information security risks resulting from a breach in cybersecurity, including cyber-attacks. A breach in cybersecurity, intentional or unintentional, may adversely impact the Fund in many ways, including, but not limited to, disruption of the Fund’s operational capacity, loss of proprietary information, theft or corruption of data, denial-of-service attacks on websites or network resources, and the unauthorized release of confidential information. Cyber-attacks affecting the Fund’s third-party service providers, market makers, institutional investors authorized to purchase and redeem shares directly from the Fund (i.e., Authorized Participants), or the issuers of securities

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in which the Fund invests may subject the Fund to many of the same risks associated with direct cybersecurity breaches. The rapid development and increasingly widespread use of artificial intelligence technologies could increase the effectiveness of cyber-attacks and exacerbate the risks.

■	Financials Sector Risk. The Fund currently invests a significant portion of its assets in the Financials Sector, and therefore, the Fund’s performance could be negatively impacted by events affecting this sector. The Financials Sector includes, for example, companies engaged in banking, financial services, consumer finance, capital markets and insurance activities as well as financial exchanges, financial data providers and mortgage real estate investment trusts. This sector can be significantly affected by, among other things, changes in interest rates, credit rating downgrades, government regulation, the rate of defaults on corporate, consumer and government debt, and the availability and cost of capital.

■	Foreign Securities Risk. Investments in non-U.S. securities, including depositary receipts, involve political, regulatory, and economic risks that may not be present in investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to currency fluctuations, political or economic instability, or geographic events that adversely impact issuers of foreign securities. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. These additional risks may make investments in the Fund more volatile and potentially less liquid than other types of investments and may be heightened in connection with investments in developing or emerging markets countries. These risks are heightened because the Fund invests in companies domiciled in or otherwise tied to developing or emerging markets countries.

■	Geographic Investment Risk. To the extent the Fund invests a significant portion of its assets in securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region.

Investments in India
Political and economic conditions and changes in regulatory, tax, or economic policy in India could significantly affect the market in India and in surrounding or related countries and could have a negative impact on the Fund's performance. While the Indian government has implemented economic structural reforms designed to liberalize many aspects of India's economy, there can be no assurance that these policies will be successful or continue. The Indian economy may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. India is also subject to religious and social unrest as well as border disputes with neighboring countries such as Pakistan and China.

Investments in South Korea
Investments in South Korea are subject to risks specific to South Korea including legal, regulatory, political, currency, security, and economic risks. South Korea’s economy is heavily dependent on the export of certain finished goods and a decrease in demand for those goods could have a significant negative impact on South Korea’s economy. In addition, political and military tensions between South Korea and North Korea remain tense and such tensions, or the outbreak of military conflict, could have a significant negative effect on the Fund’s investments in South Korea.

Investments in Taiwan
The economy of Taiwan is heavily dependent on exports and key trading partners, including Japan, China, and the United States. Currency fluctuations, increasing competition from Asia’s other emerging economies, spending reductions by key trading partners, and conditions that weaken demand for Taiwan’s export products worldwide could have a negative impact on the Taiwanese economy as a whole. In addition, Taiwan lacks many natural resources, and, as such, price increases, shortages, or volatility in the commodities market could have an adverse effect on Taiwan’s economy. Heightened geopolitical tensions between Taiwan and China, including increased military activity in the Taiwan Strait, present significant risks to Taiwan's economy and financial markets.Concerns over Taiwan’s history of political contention and its current relationship with China also may have a significant impact on the economy of Taiwan.

■	Geopolitical Risk. Some countries and regions in which the Fund invests have and may continue to experience security concerns, war, threats of war, aggression and/or conflict, terrorism, economic uncertainty, sanctions or the threat of sanctions, natural and environmental disasters, the spread of infectious illness, widespread disease or other public health issues and/or systemic market dislocations that lead to increased short-term market volatility, have adverse long-term effects on the U.S. and world economies, and disrupt the orderly functioning of securities markets generally, which may negatively impact the Fund’s investments.

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■	Information Technology Sector Risk. The Fund currently invests a significant portion of its assets in the Information Technology Sector, and therefore, the Fund’s performance could be negatively impacted by events affecting this sector. The Information Technology Sector includes, for example, companies that offer software and information technology services, manufacturers and distributors of technology hardware and equipment such as communications equipment, cellular phones, computers and peripherals, electronic equipment and related instruments, and semiconductors and related equipment and materials. This sector can be significantly affected by, among other things, intense competition, both domestically and internationally, which may adversely impact profit margins, the supply and demand for specific products and services, the pace of technological development (including the development of artificial intelligence and machine learning), and government regulation.

■	Issuer-Specific Risk. Issuer-specific events, including changes in the actual or perceived financial condition of an issuer, can have a negative impact on the value of the Fund.

■	Large-Capitalization Investing Risk. The Fund may invest in the securities of large-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of these companies underperform securities of smaller capitalization companies or the market as a whole. Large-capitalization companies may adapt more slowly to new competitive challenges and be subject to slower growth during times of economic expansion.

■	Mid-Capitalization Investing Risk. The Fund may invest in the securities of mid-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of these companies underperform securities of other capitalization ranges or the market as a whole. Securities of mid-capitalization companies are often less stable and more vulnerable to market volatility and adverse economic developments than securities of larger companies, but mid-capitalization companies may also underperform the securities of small-capitalization companies because mid-capitalization companies are more mature and are subject to slower growth during economic expansion.

■	Models and Data Risk. The Fund uses an investment model to implement its investment strategy. The Fund is subject to the risk that the investment model may not perform as intended, including because the model may not adequately take into consideration certain factors relevant to the Fund’s investment strategy, investments, or the market environment, contains design flaws or incorporates faulty assumptions, or is informed by inaccurate or incomplete data. Errors in the data, assumptions and/or the design of the model may occur from time to time and may not be identified and/or corrected by the Sub-Adviser (defined below) or the Adviser for a significant period or at all, which may magnify the adverse effect on the Fund of any investment decisions made in reliance on the erroneous model results. Any of these circumstances may lead to investment decisions or the inclusion or exclusion of securities that adversely affect the value of the Fund.

■	Non-Diversification Risk. The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. To the extent the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

■	Small-Capitalization Investing Risk. The Fund may invest in the securities of small-capitalization companies. As a result, the Fund may be more volatile than funds that invest in larger, more established companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. Small-capitalization companies may be particularly sensitive to adverse economic developments as well as changes in interest rates, government regulation, borrowing costs, and earnings.

Fund Performance

Historical Fund performance, which varies over time, can provide an indication of the risks of investing in the Fund. The bar chart below shows the annual total returns of the Fund for each full calendar year for the past 10 years. The table that follows the bar chart shows the Fund’s average annual total returns, both before and after taxes. This table also shows how the Fund’s performance compares to that of the MSCI Emerging Markets Index, a broad-based securities market index intended to represent the overall emerging market equity market. Index returns do not reflect deductions for fees, expenses, or taxes. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the

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Fund will perform in the future. Updated performance information for the Fund is available online on the Fund’s website at www.wisdomtree.com/investments.

The Fund’s objective changed effective October 19, 2018. Prior to October 19, 2018, Fund performance reflects the investment objective of the Fund when it tracked the performance, before fees and expenses, of the WisdomTree Emerging Markets Quality Dividend Growth Index.

The Fund’s year-to-date total return as of June 30, 2026 was 28.68%.

Best and Worst Quarter Returns (for the periods reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	18.39%	2Q/2020
Lowest Return	(25.57)%	1Q/2020

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Average Annual Total Returns for the periods ending December 31, 2025

WisdomTree Emerging Markets Quality Dividend Growth Fund*	1 Year	5 Years	10 Years
Return Before Taxes Based on NAV	26.91%	4.69%	7.49%
Return After Taxes on Distributions	26.99%	4.24%	6.98%
Return After Taxes on Distributions and Sale of Fund Shares	16.85%	3.70%	6.06%
MSCI Emerging Markets Index (Reflects no deduction for fees, expenses or taxes)	33.57%	4.20%	8.42%

* The Fund’s objective changed effective October 19, 2018. Prior to that date, the Fund sought to track the price and yield performance, before fees and expenses, of the WisdomTree Emerging Markets Quality Dividend Growth Index.

Management

Investment Adviser and Sub-Adviser

WisdomTree Asset Management serves as investment adviser to the Fund. Mellon Investments Corporation (the “Sub-Adviser”) serves as the investment sub-adviser to the Fund.

Portfolio Managers

The Fund is managed by the Sub-Adviser’s Equity Index Strategies Portfolio Management Team. The individual members of the team who are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are identified below.

Marlene Walker-Smith, a Senior Director and Chief Investment Officer of Mellon, a division of Mellon Investments Corporation ("MIC"), has been a portfolio manager of the Fund since October 2020.

David France, CFA, a Senior Vice President, Senior Portfolio Manager and Team Manager, has been a portfolio manager of the Fund since June 2021.

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Todd Frysinger, CFA, a Senior Vice President, Senior Portfolio Manager and Team Manager, has been a portfolio manager of the Fund since June 2021.

Vlasta Sheremeta, CFA, a Senior Vice President, Senior Portfolio Manager and Team Manager, has been a portfolio manager of the Fund since June 2021.

Buying and Selling Fund Shares

The Fund is an ETF. This means that individual shares of the Fund are listed for trading on a national securities exchange, currently Nasdaq (the “Listing Exchange”), and may only be purchased and sold in the secondary market through a broker-dealer at market prices. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). In addition, an investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying and selling shares in the secondary market (the “bid/ask spread”). Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.wisdomtree.com/investments.

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only certain institutions or large investors (typically market makers or other broker-dealers) may purchase or redeem. The Fund issues and redeems Creation Units in exchange for a portfolio of securities and/or U.S. cash.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), WisdomTree Asset Management or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

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WIS-DGRE-SUM-0926